UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
____________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 15, 2012
Mining Oil, Inc.
(Exact name of registrant as specified in its charter)
Texas

000-14323-15

38-3760977
(State of Incorporation)

(Commission File Number)

(IRS Employer Identification No.)
1221 Lamar Street, Suite 1111, Houston, TX

77010
(Address of principal executive offices)

(Zip Code)
Registrant's telephone number, including area code: (713) 655-1100
___________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
 Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)
 Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

MINING OIL, INC.
FORM 8-K
CURRENT REPORT
Item 8.01. Other Events

   On August 10, 2012, the Registrant's board of directors voted in favor of deregistering the Registrant's common stock under Section 12(g) of the Securities Exchange Act of 1934 (the "Exchange Act"). On August 15, 2012, the Registrant filed a Form 15 with the Securities and Exchange Commission pursuant to Section 12(g)(4) of the Exchange Act to effect such deregistration. The deregistration will be effective 90 days, or such shorter period as the Securities and Exchange Commission may determine, after the date of filing the Form 15. A press release issued by the Registrant announcing the deregistration is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.


Item 9.01. Financial Statements and Exhibits.
(d)
Exhibits.

99.1
Press Release, dated August 15, 2012, announcing the deregistration of Mining Oil, Inc.'s common stock.





SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



MINING OIL, INC.




Date:
August 15, 2012
By:
/s/ Don Beckham



Chief Executive Officer






EXHIBIT INDEX


Exhibit
Number
Description


99.1
Press Release, dated August 15, 2012,
announcing the deregistration of Mining Oil, Inc.'s common stock.